Exhibit 99.1

                         PEOPLEVIEW, INC.

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of PeopleView, Inc. (the Company) on Form 10-QSB for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Joseph Flynn, Principal Executive Officer of the
Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Joseph Flynn
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Joseph Flynn
Principal Executive Officer
November 12, 2003

     A signed original of this written statement required by Section
906 has been provided to PeopleView, Inc. and will be retained by PeopleView, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.